EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of August 18, 2008 (the “Agreement”), by and between Haris Tajyar (“Haris”), residing at 17122 Strawberry Drive, Encino, CA 91436, Omar Tajyar (“Omar”), residing at 20369 Via Cellini, Porter Ranch, CA 91326, and Miki Antunovich (“Miki”), residing at 1657 Carmelina Street, Los Angeles, CA 90025, and Vision Opportunity Master Fund, Ltd. (“Vision”), a Cayman Islands company with its principal office located at c/o Citi Hedge Fund Services (Cayman) Limited, Cayman Corporate Centre, 27 Hospital Road, 5th Floor, Grand Cayman KY1-1109, Cayman Islands. For the purposes of this Agreement, Haris, Omar and Miki shall be referred to collectively as the “Sellers.”

W I T N E S S E T H:

WHEREAS, the Sellers are the owners of 1,001,000 shares of common stock, par value $.0001 per share (the “Shares”), of Harry’s Trucking, Inc. (“HARY”), a Delaware corporation with its principal executive office located at 15981 Yarnell Street, #225, Sylmar, CA 91342; and

WHEREAS, Sellers desire to sell, and Vision desires to purchase, all of the Shares on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual representations, warranties, agreements and indemnities herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties agree as follows:

1.	Purchased Shares

Subject to the terms and conditions herein stated, Sellers hereby agree to sell, assign, transfer and deliver to Vision on the Closing Date, and Vision hereby agrees to purchase from Sellers on the Closing Date, all right, title and interest of Sellers in and to the Shares for a total purchase price of $253,333 (inclusive of $20,000 in expenses, disbursements and legal fees incurred in connection herewith).

2.	Payment of Consideration

In furtherance of the consummation of the transactions contemplated hereby, Vision shall (a) pay the purchase price by delivering to Greenberg Traurig, LLP, with offices at The MetLife Building, 200 Park Avenue, 15th Floor, New York, New York 10166, as escrow agent (the “Escrow Agent”), (i) Vision’s check in the amount of $120,000 payable to the order of Sellers, or by wire transferring such amount in immediately available funds to the Escrow Agent’s designated account, as an initial deposit, simultaneously with the execution and delivery of this Agreement, and (ii) the balance of the purchase price in the amount of $133,333 by check or wire transfer, on the Closing Date, and (b) Sellers shall deliver to the Escrow Agent (i) the stock certificates representing the Shares, properly endorsed and/or accompanied by instruments of transfer duly executed in blank, medallion guaranteed, simultaneously with the execution and delivery of this Agreement, and (ii) the opinion of counsel for Sellers, dated on the Closing Date, in substantially the form provided in Exhibit A hereto.

3.	Closing Date

The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place on or before August 19, 2008 (the “Closing Date”), at the offices of the Escrow Agent in New York, New York.

4.	Representations and Warranties

4.1    By Sellers. Sellers represent and warrant as follows and acknowledge that Vision is relying upon such representations and warranties in connection with the purchase by Vision of the Shares:

(a)	HARY is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;

(b)
The authorized capital stock of HARY consists of 20,000,000 shares of common stock and 1,000,000 shares of preferred stock; and of such authorized capital, only 1,048,000 shares of common stock have been duly issued and are outstanding and are fully paid and non-assessable;

(c)
No person, corporation or other entity has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase from HARY of any securities (including convertible securities) of HARY;

(d)
All of the Shares are owned by Sellers as the respective registered and beneficial owner of record, with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances, restrictions and demands whatsoever (other than restrictions imposed by federal or state securities laws);

(e)
No person, corporation or other entity (other than Vision pursuant to this Agreement) has any agreement, option or warrant, or any right or privilege (whether by law, pre-emptive or contractual, or whether by means of any exercise, conversion or other right or action) which has the effect of or is capable of becoming an agreement, option or warrant, for the purchase of any of the Shares;

(f)
Neither Sellers nor HARY is party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein;

(g)
Sellers have all requisite power and authority to execute, deliver and perform their obligations under this Agreement; the execution, delivery and performance of this Agreement by Sellers has been duly authorized by all necessary action on the part of Sellers; and this Agreement constitutes the legal, valid and binding obligation of Sellers, enforceable against them in accordance with its terms;

(h)
None of the reports, notices, statements and other filings made by HARY with the SEC (the “SEC Documents”) since January 1, 2007, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not misleading. Nothing has occurred with respect to which the Company would be required to file any current report on Form 8-K since January 14, 2008. The balance sheets and statements of income, changes in financial position and stockholders’ equity contained in any of the SEC Documents have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (and, in the case of unaudited financial information, on a basis consistent with year-end audits); and without limitation of the foregoing, HARY has no material liabilities, fixed or contingent, known or unknown, except to the extent reflected in such financial statements or thereafter incurred in the ordinary course of business.

(i)	HARY has not been informed that its shares of common stock fail to qualify or will be delisted from the OTC Bulletin Board.

(j)
Since January 1, 2008, (i) the business of HARY has been operated in the ordinary course, (ii) there has been no material adverse change in the financial condition, operations or business of HARY from that reflected in the aforesaid financial statements, and HARY has not incurred any material obligation or liability except in the ordinary course of business, and (iii) there has not been any (A) declaration, setting aside the payment of any dividend or other distribution with respect to the capital stock of HARY, (B) direct or indirect redemption, purchase or other acquisition by HARY of any of its capital stock, or (C) increase in the rate of salary or compensation paid or payable by HARY to Sellers or any other officer, director or employee of HARY;

(k)	HARY is not in material default of any of its obligations (including, but not limited to, all leases to which HARY is a party or by which HARY is bound, whether for realty or personalty);

(l)	HARY has, to the date hereof, filed all tax returns and paid or made adequate reserve on its books for all taxes, assessments and other impositions as and to the extent required by law;

(m)
HARY is in compliance in all material respects with all laws, statutes, regulations, rules and ordinances applicable to the conduct of its business, and has in full force and effect all licenses, permits and other authorizations required for the conduct of its business as presently constituted;

(n)
HARY does not own any real estate or any interest therein, and Sellers have previously delivered to Vision true and complete copies of all leases respecting real estate to which HARY is a party or by which HARY may be bound;

(o)
HARY maintains, has in full force and effect, and has paid all premiums in respect of insurance covering its business and assets against such hazards and in such amounts as are normal and customary for similar businesses of similar size in the locality;

(p)	HARY is not a party to or bound by any collective bargaining agreement, employment agreement, consulting agreement or other commitment for the employment or retention of any person;

(q)
HARY does not maintain and is not required to make any contributions to any pension, profit-sharing, retirement, deferred compensation or other such plan or arrangement for the benefit of any employee, former employee or other person;

(r)	there is no pending or, to Sellers’ knowledge, threatened litigation, arbitration, administrative proceeding or other legal action or proceeding against or relating to HARY’s business;

(s)
HARY has the valid right to utilize all trade names and other intellectual property utilized in its business, and has not received notice of any claimed infringement of such intellectual property with the rights or property of any other person;

(t)
neither Sellers nor HARY has any knowledge of any fact, event, circumstance or condition that would materially impair HARY’s ability to continue its normal operations as heretofore conducted (other than general, industry-wide conditions); and

(u)	HARY is not a shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and has been in continuous operation since April 2004.

4.2    By Vision. Vision represents and warrants as follows and acknowledges that Sellers are relying upon such representations and warranties in connection with the sale by Sellers of the Shares:

(a)	Vision is a company validly existing and in good standing under the laws of the Cayman Islands;

(b)
Vision has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement by Vision has been duly authorized by all necessary action on the part of Vision; and this Agreement constitutes the legal, valid and binding obligation of Vision, enforceable against Vision in accordance with its terms;

(c)
Vision is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument or charter provision, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the consummation of the transactions provided for herein; and

(d)	Vision is purchasing the Shares for its own account for investment purposes, and not with a view to the distribution thereof in violation of any applicable securities laws.

5.	Survival of Representations and Warranties

5.1    Sellers. The representations and warranties of Sellers contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the consummation of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Vision, shall continue in full force and effect for the benefit of Vision and any claim in respect thereof shall be made in writing:

(a)	with respect to representations and warranties of Sellers, relating to matters other than tax matters, for a period of 18 months after the Closing Date; and

(b)
with respect to representations and warranties of Sellers, relating to tax liability or other tax matters, within the period commencing on the Closing Date and expiring on the date on which the last applicable limitation period (without giving effect to any voluntary extension(s) hereafter granted by or on behalf of HARY) under any applicable taxation legislation expires with respect to any fiscal year of HARY which is relevant in determining any relevant tax liability of HARY.

5.2   Vision. The representations and warranties of Vision contained in this Agreement, or any agreement, certificate or other document delivered or given pursuant to this Agreement, shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion or any investigation made by or on behalf of Sellers, shall continue in full force and effect for the benefit of Sellers and any claim in respect thereof shall be made in writing for a period of 18 months after the Closing Date.

5.3   General. The provisions of this Section 5 respecting the expiration of claims periods is expressly subject to Section 10.3 hereof.

6.	Transfer and Escrow

6.1    Transfer. This Agreement shall operate as an immediate and effective transfer and assignment of the Shares by Sellers to Vision as at the Closing Date. The parties agree to do all such other acts and things as may be necessary to give effect to the provisions hereof, and without limiting the generality of the foregoing, to validly and effectively transfer the Shares from Sellers to Vision as at the Closing Date, and to disclose the resulting change in control of HARY in a current report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) following the Closing. This Agreement will constitute, and may be presented to HARY and its transfer agent and registrar as, Sellers’ irrevocable authorization to transfer the record ownership of the Shares to Vision on the stock transfer ledger of HARY.

6.2    Escrow. The Escrow Agent shall not be obligated to see to the proper application of the escrow funds and stock certificate(s), but shall merely be obligated to disburse and deliver same to Sellers and Vision at their request, as more fully set forth in the Escrow Agreement attached as Exhibit B hereto. The Escrow Agent shall not be liable for its actions as such except for gross negligence or willful misconduct.

7.	Additional Agreements

7.1    Sellers shall remain the Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and members of the Board of Directors of HARY following the Closing. As such, Sellers shall cause HARY to prepare and file any quarterly reports on Form 10-Q for the quarters ended thereafter, and any current reports on Form 8-K, as required, so long as they remain executive officers and/or directors of HARY.

7.2    Each of Sellers and Vision shall take or cause to be taken all necessary or desirable actions, steps and corporate proceedings to approve or authorize the transactions contemplated by this Agreement and the execution and delivery of this Agreement and other agreements, understandings and documents contemplated hereby, and shall cause all necessary meetings of directors and stockholders to be held for such purpose.

8.	Conditions

8.1    Conditions to the Obligation of Vision. The obligation of Vision to complete the transactions contemplated herein is subject to the satisfaction of, or compliance with, on or before the Closing Date, each of the following conditions (each of which is acknowledged to be for the exclusive benefit of Vision and may be waived by it in whole or in part):

(a)	the representations and warranties of Sellers contained herein shall be true and correct as at the Closing Date;

(b)
Sellers shall have performed all of their obligations under this Agreement to be performed by them on or prior to the Closing Date and Sellers shall not be in breach of any agreement on their part contained in this Agreement; and

(c)
all documents relating to the due authorization and completion of the transactions contemplated hereby and all actions and proceedings taken on or prior to the Closing Date in connection with the performance by Sellers of their obligations under this Agreement shall be satisfactory to Vision and its counsel and Vision shall have received copies of all such documents or other evidence as it may reasonably request in form and substance satisfactory to Vision and its counsel.

If any of the conditions contained in Section 8.1 hereof shall not be fulfilled or performed at or before the Closing Date to the reasonable satisfaction of Vision, Vision may, by written notice to Sellers, terminate all its obligations hereunder.

8.2    Conditions to the Obligation of Sellers. The obligation of Sellers to complete the transactions contemplated hereunder is subject to the satisfaction of, or compliance with, on or before the Closing Date, each of the following conditions (each of which is acknowledged to be for the exclusive benefit of Sellers and may be waived by them in whole or in part):

(a)	the representations and warranties of Vision contained herein shall be true and correct as at the Closing Date;

(b)
Vision shall have performed all its obligations under this Agreement to be performed by it on or prior to the Closing Date and Vision shall not be in breach of any agreement on its part contained in this Agreement; and

(c)
all documents relating to the due authorization and completion of the transactions contemplated hereby and all actions and proceedings taken on or prior to the Closing Date in connection with the performance by Vision of its obligations under this Agreement shall be satisfactory to Sellers and their counsel and Sellers shall have received copies of all such documents or other evidence as they may reasonably request in form and substance satisfactory to Sellers and their counsel.

If any of the conditions contained in Section 8.2 hereof shall not be fulfilled or performed on or before the Closing Date to the reasonable satisfaction of Sellers, Sellers may, by written notice to Vision, terminate all their obligations hereunder.

9.	Termination

This Agreement may be terminated at any time prior to the Closing Date referred to in Section 3 hereof by Vision. In the event of such termination, neither party shall have any liability of any kind to the other party.

10.	Indemnification

10.1    Each party hereto agrees to indemnify and hold harmless the other party from and in respect of any cost, claim, loss, damage, liability or expense which such other party may suffer or incur, whether at law or in equity, arising out, resulting from or in connection with the inaccuracy of any representation or warranty contained herein, for the time periods provided in Section 5.1 hereof.

10.2    No claim for indemnification will arise until written notice thereof is given to the party from whom indemnification is sought or claimed (the “Indemnitor”). Such notice shall be sent within a reasonable time following the determination by the party seeking indemnification (the “Indemnitee”) that a claim for indemnity may exist. In the event that any legal proceedings shall be instituted or any claim or demand is asserted by any third person in respect of which either party may seek any indemnification from the other party, the Indemnitee shall give or cause to be given to the Indemnitor written notice thereof and the Indemnitor shall have the right, at its option and expense, to be present at the defense of such proceedings, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times remain with the Indemnitee, unless the Indemnitor irrevocably acknowledges full and complete responsibility for indemnification of the Indemnitee in respect of the subject claim, in which case the Indemnitor may assume such control through counsel of its choice; provided, however, that no settlement shall be entered into without the Indemnitee’s prior written consent (which shall not be unreasonably withheld). The parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

10.3    Notwithstanding anything in this Agreement to the contrary, the indemnity provided for in this Section 10 shall apply to any loss, claim, cost, damage, expense or liability, whether or not the actual amount thereof shall have been ascertained prior to the final day upon which a claim for indemnity with respect thereto may be made hereunder in accordance with Section 5 hereof, so long as written notice thereof shall have been given to the party from whom indemnification is sought prior to said date, setting forth specifically and in reasonable detail, so far as is known, the matter as to which indemnification is being sought, but nothing herein shall be construed to require payment of any claim for indemnity until the actual amount payable shall have been finally ascertained.

11.	Notices

Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when sent by certified or registered mail or by hand, addressed to the addresses set forth on the first page of this Agreement or to such other address furnished by notice given in accordance with this Section 11. A copy of any notice sent to Vision shall also be sent to Vision Capital Advisors LLC, 20 West 55th Street, 5th Floor, New York, New York 10019, Attention: Kim Gabriel, Esq., Legal and Operations.

12.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. In the event there is any dispute between the parties as to their rights and obligations under this Agreement, the parties submit to the jurisdiction of any state or federal court sitting in the State and City of New York, and waive any defense of inconvenient forum to the maintenance of any action so brought.

13.	Entire Agreement

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. There are no verbal statements, representations, warranties, undertakings or agreements between the parties. This agreement may be amended only by an instrument in writing signed by both parties.

14.	Time of the Essence

Time shall be of the essence of this Agreement.

15.	Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, which consent may be withheld in either party’s sole and absolute discretion, except that Vision may assign its rights hereunder to HARY without Sellers’ consent.

16.	Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

________________________________
Haris Tajyar

________________________________
Omar Tajyar

________________________________
Miki Antunovich

VISION OPPORTUNITY MASTER FUND, LTD.

By:_____________________________
Name:
Title:

EXHIBIT A

FORM OF LEGAL OPINION OF COUNSEL

1.    HARY is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

2.    The authorized capital stock of HARY consists of 20,000,000 shares of Common Stock, par value $.0001 per share, of which 1,048,000 shares are issued and outstanding and are fully paid and non-assessable, and 1,000,000 shares of Preferred Stock, of which none are issued or outstanding.

3.    There are no outstanding options, warrants or other rights, preemptive or contractual, to purchase any shares of capital stock of HARY.

4.    There are no legal proceedings or investigations pending, or threatened, against or affecting HARY.

5.    HARY has no employment or other agreements, oral or written, presently in force, to the best of our knowledge.

A-1

EXHIBIT B
August 18, 2008

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue, 15th Floor
New York, New York 10166
Attn: Spencer G. Feldman, Esq.

Re:	Escrow Agreement

Dear Sirs:
Reference is made to the Stock Purchase Agreement, dated August 18, 2008 (the “Agreement”), by and between Haris Tajyar, Omar Tajyar and Miki Antunovich (collectively, the “Sellers”), and Vision Opportunity Master Fund, Ltd. (“Buyer”). All capitalized terms used herein without definition have the respective meanings ascribed to them in the Agreement. This is the Escrow Agreement referred to in the Agreement.

Pursuant to the Agreement, the Buyer will direct the wire transfer to Greenberg Traurig, LLP (the “Escrow Agent”) of a total of $253,333 (the “Purchase Price”) in immediately available funds in respect of the Buyer’s obligations under the Agreement. Additionally, pursuant to the Agreement, the Sellers will direct the delivery to the Escrow Agent of stock certificates (the “Shares”) representing 1,001,000 shares of Common Stock of Harry’s Trucking, Inc. (the “Company”) in respect of the Sellers’ obligations under the Agreement. The Purchase Price, together with any and all interest thereon from time to time, and the Shares, together with any and all dividends or distributions thereon from time to time, while held in escrow hereunder, are collectively referred to herein as the “Escrow Funds.”

In furtherance of the purposes of this agreement, it is hereby understood and agreed as follows:

1.    The Escrow Agent shall, at all times prior to the disbursement thereof in accordance with this agreement, maintain the Escrow Funds deposited in the form of cash in an interest-bearing demand deposit account at the Escrow Agent’s regular commercial bank, or another bank selected by the Escrow Agent and reasonably satisfactory to the Buyer and the Sellers, and maintain the Escrow Funds deposited in the form of stock in the Escrow Agent’s secure files. In no event and under no circumstances will the Escrow Agent commingle any of the Escrow Funds with any funds or property of the Escrow Agent or any other person.

2.    The Escrow Funds shall be disbursed by the Escrow Agent in accordance with the provisions set forth in the Agreement or joint written instructions from the Buyer and the Sellers, provided that, in the event of any conflict between the Agreement and any such written instructions, the Escrow Agent may consider the joint written instructions to be controlling. Unless otherwise directed by any such order or instructions, all interest earned on the Purchase Price shall be paid to the person entitled to receive the Purchase Price upon disbursement thereof by the Escrow Agreement hereunder.

3.    The Escrow Agent shall have no authority to disburse Escrow Funds for any purpose or reason or in any manner other than as expressly provided in this agreement. The Escrow Agent shall not be required, at any time or under any circumstances, to disburse any funds other than Escrow Funds, and upon the disbursement of all of the Escrow Funds in accordance with this agreement, or otherwise upon the written agreement of the Buyer and the Sellers, the Escrow Agent shall be deemed to have completed and discharged all of its duties hereunder.

4.    The Escrow Agent’s sole responsibility shall be for the safekeeping, investment and disbursement of the Escrow Funds in accordance with the terms of this agreement. The Escrow Agent shall have no duties or obligations hereunder other than as expressly set forth in this agreement, and no other duties or obligations shall be inferred upon the Escrow Agent at any time. The Escrow Agent shall not incur any liability for any action taken by it, except to the extent that same constitutes gross negligence or willful misconduct by the Escrow Agent or its agents. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  The Escrow Agent shall be entitled to rely upon and assume to be accurate all notices and advice given to the Escrow Agent hereunder (absent specific actual knowledge to the contrary), and to rely upon any document and/or signature believed by it in good faith to be genuine and rendered by an authorized representative of the subject person. If the Escrow Agent shall at any time or from time to time, in good faith, be in doubt as to the entitlement of the Buyer or the Sellers to any of the Escrow Funds, or if any claim(s) is made against the Escrow Agent or there is any other dispute in respect of Escrow Funds, the Escrow Agent shall have the power and authority, in its sole discretion, to hold such Escrow Funds until such claim(s) is resolved by written agreement of the Buyer and the Sellers, or by a judgment or order of a court of competent jurisdiction) evidenced by a certified judgment or order; and in addition, the Escrow Agent may file an interpleader action with respect to any such claim(s) in any court of competent jurisdiction, and may deposit the Escrow Funds with such court and thereby be relieved of all duties and obligations hereunder. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which the Escrow Funds are deposited, this agreement or the Agreement, or to appear in, prosecute or defend any such legal action or proceeding. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Buyer and Sellers, through their respective representatives, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel. The Escrow Agent may resign at any time, provided that such resignation shall not become effective until a substitute escrow agent is appointed by mutual agreement of the Buyer and the Sellers, and the Escrow Agent has delivered to its successor all Escrow Funds then held hereunder.

5.    The Buyer and the Sellers acknowledge that the Escrow Agent has rendered and will continue to render legal advice to the Buyer and its affiliates in connection with the transactions contemplated by the Agreement, and the Buyer and Sellers hereby consent to such legal representation and waive any claims of conflict of interest by reason of such legal representation. The Buyer and Sellers further agree that the Escrow Agent’s status as a law firm does not create any duties beyond those set forth in this agreement.

6.    Each of the Buyer and Sellers and their respective successors and assigns, hereby jointly and severely agree to indemnify and hold harmless the Escrow Agent and all related, affiliated or subsidiary corporations, and their respective directors, Sellers, employees, shareholders, agents, representatives, attorneys, successors, insurers, executors and assigns (collectively, the “Indemnified Parties”) from and against the full amount of any and all claims, damages, losses, judgments, obligations, taxes, assessments, liabilities, actions, suits, charges, costs and expenses (including reasonable attorneys’ fees and expenses) made against or incurred by the Indemnified Parties by reason of any act or omission in the capacity as Escrow Agent hereunder or in connection with any of the transactions referred to herein or contemplated hereby or its holding of Escrow Funds or filing of any interpleader action, except to the extent resulting from the Escrow Agent’s gross negligence or willful misconduct. The Escrow Agent may recover for any and all such indemnifiable matters by effecting set-off, with or without notice, against any and all amounts held by the Escrow Agent hereunder, which set-off amounts may be retained by the Escrow Agent for its own account.

7.    To the extent that any interest is earned on the Escrow Funds from time to time, such earned interest shall, for tax purposes, be credited to the party receiving such interest pursuant to paragraph 2 above, and the Escrow Agent shall, as and when required by law, issue a Form 1099 to such party reflecting all such earned interest on the Escrow Funds. Pending the determination of the party entitled to such interest, interest earned in the Escrow Funds may be credited, for tax purposes, to either the Buyer or the Sellers, in the Escrow Agent’s discretion, subject to any required change upon determination that the other such party is entitled to the earned interest. Each of the Buyer and the Sellers represents and warrants that its federal tax identification number is the number set forth immediately below its signature herein, and each of the Buyer’ Representative and the Sellers shall, promptly upon request by the Escrow Agent, execute and deliver to the Escrow Agent a Form W-9 and/or any other tax forms required by the Escrow Agent in connection herewith.

8.    All notices and communications under this agreement shall be given in the manner provided in the Agreement. All notices and communications to the Escrow Agent shall be rendered to the Escrow Agent at its address first set forth above, with a copy to all other parties hereto.

9.    Neither this agreement nor any provision hereof may be amended or waived except by written agreement signed by all parties hereto (including the Escrow Agent). This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10.    This agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws), and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

If the foregoing accurately reflects our entire agreement as to the subject matter hereof, and you are ready, willing and able to act as Escrow Agent hereunder, kindly confirm same by countersigning a counterpart copy hereof in the space provided below, whereupon this agreement shall become effective.

Very truly yours,

________________________________
Haris Tajyar

________________________________
Omar Tajyar

________________________________
Miki Antunovich

VISION OPPORTUNITY MASTER FUND, LTD.

By:________________________________
Name:
Title:

Acknowledged, Confirmed and Agreed to
this 18th day of August 2008:

GREENBERG TRAURIG, LLP

By: ______________________________
Spencer G. Feldman, Shareholder